UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

INTELLIGENT SYSTEMS CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value for the class	INS	NYSE American

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Intelligent Systems Corporation (“Registrant”) on May 23, 2019, shareholders re-elected Philip H. Moise to the board of directors, to serve until the 2022 Annual Meeting. A total of 6,546,660 shares, representing 74.0 percent of the outstanding shares, were voted at the meeting. The vote was as follows:

	For	Withheld
Philip H. Moise	6,529,395	17,265

Shareholders also approved, by a non-binding advisory vote, the compensation of the Registrant’s named executive officers. The vote was as follows:

For	Against	Abstain
6,515,818	28,893	1,949

Shareholders also voted on the frequency of the non-binding advisory vote on the compensation of the Registrant’s named executive officers. The vote was as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain
6,432,231	17,726	81,999	14,704

No other items were submitted to a vote of shareholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 24, 2019	INTELLIGENT SYSTEMS CORPORATION

(Registrant)

/s/ Matthew A. White
By:	Matthew A. White
Chief Financial Officer

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